UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 14, 2025
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 14, 2025, HP Inc. (the “Company”) entered into the Third Supplemental Indenture with The Bank of New York Mellon Trust Company, N.A., as first trustee (the “First Trustee”), and U.S. Bank Trust Company, National Association, as successor trustee (the “Trustee”) (the “Third Supplemental Indenture”), to the Indenture, dated as of June 17, 2020, by and between the Company and the First Trustee (as so modified and amended and supplemented from time to time, the “Indenture”), to appoint the Trustee as successor trustee under the Indenture in respect of all series of securities to be issued by the Company on or after the date thereof. The First Trustee remains the trustee under the Indenture for all outstanding series of securities issued prior to the date of the Third Supplemental Indenture.

On April 14, 2025, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company and BNP Paribas Securities Corp., BofA Securities, Inc. and Goldman Sachs & Co. LLC as representatives of the several underwriters named therein, for the issuance and sale by the Company of (i) $500,000,000 aggregate principal amount of its 5.400% notes due 2030 (the “2030 Notes”) and (ii) $500,000,000 aggregate principal amount of its 6.100% notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”).  The Underwriting Agreement is attached hereto as Exhibit 1.1.  The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-277493) filed with the Securities and Exchange Commission on February 29, 2024.

On April 14, 2025, the Company issued a press release announcing the pricing of the offering of the Notes.  A copy of the news release announcing the pricing of the offering of the Notes, which describes the offering of the Notes in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibits are filed as part of this report.

Exhibit Number	Description
1.1	Underwriting Agreement dated April 14, 2025, by and among the Company and BNP Paribas Securities Corp., BofA Securities, Inc., and Goldman Sachs & Co. LLC.
4.1
Third Supplemental Indenture dated April 14, 2025, by and among the Company, The Bank of New York Mellon Trust Company, N.A., as first trustee, and U.S. Bank Trust Company, National Association, as successor trustee.

99.1	HP Inc. News Release, dated April 14, 2025.
104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 16, 2025	By:	/s/ Rick Hansen
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Corporate Secretary